EXHIBIT 99.1

Nexeo Solutions Reports Fourth Quarter and Fiscal Year 2017 Financial Results

Fourth Quarter and Fiscal Year 2017 Highlights (Versus Fiscal Year 2016)

•	Fourth fiscal quarter revenue up 15%, full fiscal year up 7%

•	Fourth fiscal quarter net income of $13.6 million, or $0.18 per share, and full fiscal year net income of $14.4 million, or $0.19 per share

•	Fourth fiscal quarter Adjusted EBITDA growth of 14%, full fiscal year growth of 6%

•	Strong broad-based volume growth of 8% in the quarter coupled with 60 basis points of gross profit margin improvement

THE WOODLANDS, Texas - December 06, 2017 - Nexeo Solutions, Inc. (NASDAQ:NXEO) (the "Company" or "Nexeo Solutions"), today announced its consolidated financial results for the three months and fiscal year ended September 30, 2017.

David Bradley, President and Chief Executive Officer of Nexeo Solutions stated, "I am pleased to report we delivered our third consecutive quarter of double-digit Adjusted EBITDA growth. Our results are attributable to our team’s commitment to connecting our customers and suppliers utilizing our proprietary operating platform which gives us the ability to react in real-time to changing market conditions and provide a unique level of transparency to our partners." Mr. Bradley continued, "We continue to execute well on our strategy and with the macro-industrial environment showing signs of improvement, we have good momentum in the business as we enter fiscal year 2018."

Sales and operating revenues for the three months ended September 30, 2017 were $981.7 million, including $20.1 million in revenues from Ultra Chem, and $851.4 million for the three months ended September 30, 2016. Excluding the impact of Ultra Chem, the increase in revenues was driven by a 7.0% increase in volume as well as 5.6% higher average selling prices.

Gross profit was $109.1 million, or 11.1%, and $89.6 million, or 10.5%, for the three months ended September 30, 2017 and September 30, 2016, respectively. The increase in gross profit was primarily driven by the increase in both volume and average selling prices across the Chemicals and Plastics lines of business as well as more effective pricing strategy in the Other segment during the three months ended September 30, 2017.

The Company reported net income of $13.6 million and $8.7 million for the three months ended September 30, 2017 and September 30, 2016, respectively. Adjusted EBITDA was $52.7 million and $46.4 million for the three months ended September 30, 2017 and September 30, 2016, respectively. For a description of Adjusted EBITDA and a reconciliation to its most comparable GAAP financial measure, please read "Non-GAAP Financial Measures".

Fourth Quarter 2017 Performance

The results of the Company's operating performance are described below and, unless otherwise indicated, are a comparison of the three months ended September 30, 2017 with the three months ended September 30, 2016.

			Period Over Period
	Three Months Ended September 30, 2017	Three Months Ended September 30, 2016	$ Change	% Change
Chemicals
Sales and operating revenues	$455.9	$383.9	$72.0	18.8%
Gross profit	58.0	46.1	11.9	25.8%
Plastics
Sales and operating revenues	491.3	436.8	54.5	12.5%
Gross profit	42.3	36.9	5.4	14.6%
Other
Sales and operating revenues	34.5	30.7	3.8	12.4%
Gross profit	8.8	6.6	2.2	33.3%
Consolidated
Sales and operating revenues	981.7	851.4	130.3	15.3%
Gross profit	109.1	89.6	19.5	21.8%

EXHIBIT 99.1

Segment Highlights

Chemicals - Sales and operating revenues for the Chemicals line of business for the three months ended September 30, 2017 were $455.9 million, including $19.7 million in revenues from Ultra Chem, and $383.9 million for the three months ended September 30, 2016. Excluding the impact from Ultra Chem, the increase in revenue was driven by a 4.1% increase in volume as well as a 9.2% increase in average selling prices.
Gross profit was $58.0 million, or 12.7%, and $46.1 million, or 12.0%, for the three months ended September 30, 2017 and September 30, 2016, respectively. The increase in gross profit was primarily due to the increase in both volume and average selling price as discussed above.

Plastics - Sales and operating revenues for the Plastics line of business were $491.3 million and $436.8 million for the three months ended September 30, 2017 and September 30, 2016, respectively. The increase in revenue was driven by a 10.7% increase in volume as well as a 1.6% increase in average selling prices.
Gross profit was $42.3 million, or 8.6%, and $36.9 million, or 8.4%, for the three months ended September 30, 2017 and September 30, 2016, respectively. The increase in gross profit was primarily due to the increase in both volume and average selling price as discussed above.

Other - Sales and operating revenues for the Other segment were $34.5 million and $30.7 million for the three months ended September 30, 2017 and September 30, 2016, respectively. The increase in revenues was primarily driven by a more effective pricing strategy during the three months ended September 30, 2017.
Gross profit was $8.8 million, or 25.5%, and $6.6 million, or 21.5%, for the three months ended September 30, 2017 and September 30, 2016, respectively. The increase in gross profit was primarily due to a more effective pricing strategy as discussed above.

Nexeo Solutions to Hold Earnings Conference Call

The Company will hold a conference call to discuss its fourth quarter and fiscal year 2017 earnings on Thursday, December 7, 2017 at 9:00 a.m. CT (10:00 a.m. ET). To participate in the conference call by telephone, please call one of the following telephone numbers and reference the below access passcode 10 minutes prior to the scheduled start time:

•	Domestic: +1.844.412.1004

•	International: +1.216.562.0451

•	Passcode: 7867188

The conference call and presentation will also be broadcast live via the Internet. You may listen by accessing the Investor Relations section of the Company's website at www.nexeosolutions.com. You should connect to the website at least 15 minutes prior to the conference call to register, download and install any necessary audio software to ensure a successful user experience.

If you are unable to participate, a replay of the conference call will be available on December 7, 2017, beginning at 12:00 p.m. CT (1:00 p.m. ET), through December 14, 2017. The phone number for the conference call replay is +1.855.859.2056 (Domestic) or +1.404.537.3406 (International). The access passcode is 7867188. Additionally, the recorded conference call will be accessible through the Investor Relations section of the Company’s website at www.nexeosolutions.com.

All individuals listening to the conference call or the replay are reminded that all conference call material is copyrighted by the Company and cannot be recorded or rebroadcast without the Company's expressed written consent.

Basis of Presentation

As a result of the business combination, the Company was identified as the acquirer for accounting purposes, and the historical operations of Nexeo Solutions Holdings, LLC and its subsidiaries was deemed to be the accounting predecessor. The business combination was accounted for using the acquisition method of accounting and the Successor financial statements reflect a new basis of accounting for the assets and liabilities of the acquired company that is based on the fair value of net assets acquired and liabilities assumed. As a result of the application of the acquisition method of accounting, the condensed consolidated financial statements for the Predecessor period and for the Successor period are presented on a different basis and are, therefore, not directly comparable without certain adjustments.

EXHIBIT 99.1

Non-GAAP Financial Measures

Adjusted EBITDA was derived based on methodologies other than in accordance with generally accepted accounting principles in the United States ("GAAP"). The Company’s management has included this measure because they believe it is indicative of the Company’s operating performance, is used by investors and analysts to evaluate the Company and can facilitate comparisons across periods. As presented by the Company’s management, this measure may not be comparable to similarly titled measures reported by other companies. Adjusted EBITDA should be considered in addition to, not as a substitute for, financial measures presented in accordance with GAAP. Moreover, certain non-GAAP financial measures as presented for financial reporting purposes herein may differ from similarly titled measures in the applicable covenants in our credit facilities.
The Company evaluates performance on the basis of Adjusted EBITDA, which it defines as its consolidated net income (loss), plus the sum of interest expense, net of interest income, income tax expense (benefit), depreciation, amortization, other operating expenses, net (which primarily consists of acquisition and integration-related expenses, employee stock-based compensation expense, and other restructuring and transformational expenses), impairment charges, loss on extinguishment of debt and other income (expense), net, gains and losses on foreign currency transactions, debt refinancing costs and other non-operating activity. Management believes that Adjusted EBITDA is indicative of the Company’s operating performance and that it is used by investors and analysts to evaluate companies with similar capital structures. The Company believes that Adjusted EBITDA is an important indicator of operating performance because:

•	Adjusted EBITDA excludes the effects of income taxes, as well as the effects of financing and investing activities by eliminating the effects of interest, depreciation and amortization;

•	the Company uses Adjusted EBITDA in setting performance incentive targets;

•	the Company considers gains (losses) on the acquisition, disposal and impairment of assets as resulting from investing decisions rather than ongoing operations; and

•
other significant one-time items, while periodically affecting the Company's results, may vary significantly from period to period and have a disproportionate effect in a given period, which affects comparability of its results.

A reconciliation of Adjusted EBITDA to Net Income (Loss) Attributable to Nexeo Solutions, Inc. and Subsidiaries, the most comparable GAAP financial measure, is included at the end of this release.

About Nexeo Solutions, Inc.

Nexeo Solutions is a leading global chemicals and plastics distributor, representing products from world-class producers to a diverse customer base. From product specification to sustainable solutions, the Company goes beyond traditional logistics to provide value-added services across many industries, including chemicals manufacturing, oil and gas, coatings, personal care, healthcare, automotive and 3D printing. The Company leverages a centralized technology platform to identify efficiencies and create solutions to unlock value for suppliers and customers. Learn more at www.nexeosolutions.com.

EXHIBIT 99.1

Forward-Looking Statements

This press release contains statements related to the Company’s future plans and expectations and, as such, includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are those statements that are based upon management’s current plans and expectations as opposed to historical and current facts and are often identified in this press release by use of words including but not limited to “may,” “believe,” “will,” “project,” “expect,” “estimate,” “anticipate,” and “plan.” Although the forward-looking statements contained in this press release reflect management’s current assumptions based upon information currently available to management and based upon that which management believes to be reasonable assumptions, the Company cannot be certain that actual results will be consistent with these forward-looking statements. Forward-looking statements necessarily involve significant known and unknown risks, assumptions and uncertainties that may cause the Company’s actual results, performance prospects and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among other things: the Company’s ability to achieve projected cost savings; consolidation of the Company’s competitors; increased costs of products the Company purchases and its ability to pass on cost increases to its customers; disruptions to the supply of chemicals and plastics that the Company distributes or in the operations of the Company’s customers; the Company’s significant working capital requirements and the risks associated with maintaining large inventories; any disruptions to the Company’s ERP system; the Company’s ability to meet the demands of the Company’s customers on a timely basis; risks and costs related with operating as a stand-alone company; risks related to the Company’s supplier and customer contracts; risks related to the Company’s substantial indebtedness; changes in state, federal or foreign laws affecting the industries in which we operate; the Company’s ability to comply with any new and existing environmental and other laws and regulations; and general business and economic trends in the United States and other countries, including uncertainty as to changes and trends. The Company's future results will depend upon various other risks and uncertainties, including the risks and uncertainties discussed in the Company's SEC filings, including in the sections entitled “Risk Factors” in such SEC filings.

FOR FURTHER INFORMATION PLEASE CONTACT
Investor Relations, Nexeo Solutions
Tel: +1.281.297.0856, Investor.Relations@nexeosolutions.com

EXHIBIT 99.1

Nexeo Solutions, Inc. and Subsidiaries
Consolidated Balance Sheets
(in millions, except share amounts and par value)

	September 30, 2017	September 30, 2016
Current Assets
Cash and cash equivalents	$53.9	$47.5
Accounts and notes receivable (net of allowance for doubtful accounts of $2.2 million and $1.4 million, respectively)	597.4	474.8
Inventories	315.5	315.8
Income taxes receivable	3.4	2.8
Other current assets	19.8	22.9
Total current assets	990.0	863.8

Non-Current Assets
Property, plant and equipment, net	316.1	322.6
Goodwill	703.0	665.7
Other intangible assets, net of amortization	231.5	215.0
Deferred income taxes	2.3	1.1
Other non-current assets	10.6	10.7
Total non-current assets	1,263.5	1,215.1
Total Assets	$2,253.5	$2,078.9

Current Liabilities
Short-term borrowings, current portion of long-term debt and capital lease obligations	$51.1	$47.7
Accounts payable	384.2	325.8
Accrued expenses and other liabilities	58.4	45.7
Due to related party pursuant to contingent consideration obligations	12.5	—
Income taxes payable	3.2	2.0
Total current liabilities	509.4	421.2

Non-Current Liabilities
Long-term debt and capital lease obligations, less current portion, net	794.0	765.6
Deferred income taxes	34.9	23.1
Due to related party pursuant to contingent consideration obligations	127.7	118.4
Other non-current liabilities	9.9	5.8
Total non-current liabilities	966.5	912.9
Total Liabilities	1,475.9	1,334.1

Commitments and contingencies

Equity
Preferred stock, $0.0001 par value (1,000,000 shares authorized, none issued and outstanding as of September 30, 2017 and September 30, 2016)	—	—
Common stock, $0.0001 par value (300,000,000 shares authorized, 89,353,641 shares issued and 89,344,065 shares outstanding as of September 30, 2017 and 89,286,936 shares issued and outstanding as of September 30, 2016)	—	—
Additional paid-in capital	764.4	758.9
Retained earnings (Accumulated deficit)	4.8	(9.6)
Accumulated other comprehensive income (loss)	8.5	(4.5)
Treasury stock, at cost: 9,576 shares as of September 30, 2017 and none as of September 30, 2016	(0.1)	—
Total equity	777.6	744.8
Total Liabilities and Equity	$2,253.5	$2,078.9

EXHIBIT 99.1

Nexeo Solutions, Inc. and Subsidiaries
Consolidated Statements of Operations
(in millions, except share amounts and par value)

	Successor		Predecessor
	Fiscal Year Ended September 30, 2017	Fiscal Year Ended September 30, 2016*	October 1, 2015 Through June 8, 2016
Sales and operating revenues	$3,636.9	$1,065.7	$2,340.1
Cost of sales and operating expenses	3,238.5	957.3	2,068.2
Gross profit	398.4	108.4	271.9
Selling, general and administrative expenses	312.9	91.7	208.9
Transaction related costs	1.9	21.3	33.4
Change in fair value of contingent consideration obligations	16.2	(11.2)	—
Operating income	67.4	6.6	29.6
Other income	8.3	0.5	2.9
Interest income (expense)
Interest income	0.3	0.8	0.1
Interest expense	(51.1)	(15.1)	(42.3)
Income (loss) from continuing operations before income taxes	24.9	(7.2)	(9.7)
Income tax expense	10.5	1.2	4.2
Net income (loss) from continuing operations	14.4	(8.4)	(13.9)
Net income (loss) from discontinued operations, net of tax	—	—	0.1
Net Income (Loss) Attributable to Nexeo Solutions, Inc.	$14.4	$(8.4)	$(13.8)

Net income (loss) per share available to common stockholders
Basic	$0.19	$(0.24)
Diluted	$0.19	$(0.24)
Weighted average number of common shares outstanding
Basic	76,752,752	35,193,789
Diluted	76,839,810	35,193,789

*The fiscal year ended September 30, 2016 includes 114 days of the acquired business’ operating activities as a result of the consummation of the Business Combination on June 9, 2016.

EXHIBIT 99.1

Nexeo Solutions, Inc. and Subsidiaries
Consolidated Statements of Cash Flows
(in millions)

	Successor		Predecessor
	Fiscal Year Ended September 30, 2017	Fiscal Year Ended September 30, 2016*	October 1, 2015 through June 8, 2016
Cash flows from operations
Net income (loss) from continuing operations	$14.4	$(8.4)	$(13.9)
Adjustments to reconcile to cash flows from operations:
Depreciation and amortization	73.1	20.6	37.7
Debt issuance costs amortization, debt issuance costs write-offs and original issue discount amortization	4.1	0.7	6.1
Non-cash transaction costs	—	12.8	—
Provision for bad debt	(0.2)	0.3	1.2
Inventory impairment	—	—	—
Impairment charge due to natural disasters	1.5	—	—
Deferred income taxes	2.2	(1.1)	1.1
Equity-based compensation charges	5.5	1.5	2.7
Change in fair value of contingent consideration obligations	16.2	(11.2)	—
(Gain) loss from sales of property and equipment	0.2	0.2	(2.0)
Gain related to reimbursements of certain capital expenditures incurred	(8.1)	(0.8)	—
Gain from debt extinguishment, net	—	—	(0.6)
Changes in assets and liabilities:
Accounts and notes receivable	(101.9)	(5.0)	34.4
Inventories	14.4	12.5	8.4
Other current assets	5.6	0.1	(4.1)
Accounts payable	43.7	(14.5)	13.4
Related party payable	—	(0.1)	(0.3)
Accrued expenses and other liabilities	6.1	(4.9)	(9.7)
Changes in other operating assets and liabilities, net	1.8	0.5	(4.9)
Net cash provided by operating activities from continuing operations	78.6	3.2	69.5
Net cash provided by (used in) operating activities from discontinued operations	—	—	0.1
Net cash provided by operating activities	78.6	3.2	69.6
Cash flows from investing activities
Additions to property and equipment	(27.6)	(12.7)	(14.2)
Proceeds from the disposal of property and equipment	0.6	4.7	2.4
Proceeds from reimbursement for certain capital expenditures incurred	8.4	0.5	—
Proceeds withdrawn from trust account	—	501.1	—
Cash paid for asset and business acquisitions	(65.6)	(360.6)	—
Net cash provided by (used in) investing activities	(84.2)	133.0	(11.8)
Cash flows from financing activities
Proceeds from issuance of common stock	—	234.9	—
Redemption of common stock	—	(298.5)	—
Proceeds from Sponsor convertible note and Sponsor promissory note	—	0.7	—
Repayment of Sponsor convertible note and Sponsor promissory note	—	(1.0)	—
Repurchases of membership units	—	—	(0.1)
Tax distributions associated with membership interests	—	—	—
Purchase of additional noncontrolling equity interest in Nexeo Plaschem	—	—	—
Proceeds from short-term debt	40.6	13.3	20.9
Repayments of short-term debt	(39.3)	(12.8)	(17.1)
Proceeds from issuance of long-term debt	773.8	972.5	292.1

EXHIBIT 99.1

Repayments of long-term debt and capital lease obligations	(762.0)	(205.4)	(417.3)
Repayment of Predecessor long-term debt	—	(767.3)	—
Payments of debt issuance costs	(1.3)	(25.3)	—
Net cash provided by (used in) financing activities	11.8	(88.9)	(121.5)
Effect of exchange rate changes on cash and cash equivalents	0.2	—	0.3
Increase (decrease) in cash and cash equivalents	6.4	47.3	(63.4)
Cash and cash equivalents at the beginning of the period	47.5	0.2	127.7
Cash and cash equivalents at the end of the period	$53.9	$47.5	$64.3
Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$46.1	$16.9	$32.9
Cash paid during the period for taxes (net of refunds)	$6.9	$2.9	$3.4
Supplemental disclosure of non-cash operating activities:
Non-cash payment of deferred underwriting fees	$—	$18.3	$—
Supplemental disclosure of non-cash investing activities:
Non-cash capital expenditures	$17.3	$3.2	$16.5
Non-cash intangible assets acquired	$3.7	$—	$—
Supplemental disclosure of non-cash financing activities:
Non-cash capital lease obligations	$15.3	$0.2	$14.3

*The fiscal year ended September 30, 2016 includes 114 days of the acquired business’ operating activities as a result of the consummation of the Business Combination on June 9, 2016.

EXHIBIT 99.1

Nexeo Solutions, Inc. and Subsidiaries
Segment Information
(in millions)

	Successor		Predecessor
	Fiscal Year Ended September 30, 2017	Fiscal Year Ended September 30, 2016*	October 1, 2015 through June 8, 2016
Chemicals
Sales and operating revenues	$1,667.2	$478.1	$1,066.4
Gross profit	205.6	55.7	136.2
Plastics
Sales and operating revenues	1,841.7	546.7	1,192.2
Gross profit	167.2	43.6	117.6
Other
Sales and operating revenues	128.0	40.9	81.5
Gross profit	25.6	9.1	18.1
Consolidated
Sales and operating revenues	3,636.9	1,065.7	2,340.1
Gross profit	398.4	108.4	271.9

*The fiscal year ended September 30, 2016 includes 114 days of the acquired business’ operating activities as a result of the consummation of the Business Combination on June 9, 2016.

EXHIBIT 99.1

Nexeo Solutions, Inc. and Subsidiaries
Adjusted EBITDA Reconciliation
(Unaudited, in millions)

	Three Months Ended September 30, 2017	Three Months Ended September 30, 2016
Net income (loss) from continuing operations	$13.6	$8.7
Interest expense, net	13.0	12.0
Income tax expense	6.5	2.5
Depreciation and amortization	19.6	16.3
Other operating expenses, net (1)	—	6.9
Adjusted EBITDA from continuing operations	$52.7	$46.4

(1)	See Other Operating Expenses, Net table for additional detail

	Successor		Predecessor
	Fiscal Year Ended September 30, 2017	Fiscal Year Ended September 30, 2016*	October 1, 2015 through June 8, 2016
Net income (loss)	$14.4	$(8.4)	$(13.8)
Net income from discontinued operations	—	—	(0.1)
Interest expense, net	50.8	14.3	42.2
Income tax expense	10.5	1.2	4.2
Depreciation and amortization	73.1	20.6	37.7
Other operating expenses, net (1)	35.8	33.2	42.6
Adjusted EBITDA from continuing operations	$184.6	$60.9	$112.8
*The fiscal year ended September 30, 2016 includes 114 days of the acquired business’ operating activities as a result of the consummation of the Business Combination on June 9, 2016.

(1)	See Other Operating Expenses, Net table for additional detail

EXHIBIT 99.1

Nexeo Solutions, Inc. and Subsidiaries
Other Operating Expenses, Net
(Unaudited, in millions)

	Three Months Ended September 30, 2017	Three Months Ended September 30, 2016
Management add-backs (1)	$2.5	$3.4
Change in fair value of contingent consideration obligations	(3.6)	(11.2)
Foreign exchange (gains) losses, net (2)	(0.6)	0.7
Compensation expense related to management equity plan (non-cash)	1.3	1.2
Gain on sale of Franklin Park	—	2.6
Inventory step up	(0.2)	6.9
Transaction and other transaction related costs (3)	0.6	3.3
Other operating expenses, net	$—	$6.9

(1)	One-time management adjustments associated with integration, restructuring, transformational activities and asset impairments

(2)
Includes the impact of net realized and unrealized foreign exchange gains and losses related to transactions in currencies other than the functional currency of the respective legal entity for the purpose of evaluating the Company's performance and facilitating more meaningful comparisons of performance to other fiscal periods

(3)	Includes professional and transaction costs related to acquisitions, potential acquisitions and other business combination related items

	Successor		Predecessor
	Fiscal Year Ended September 30, 2017	Fiscal Year Ended September 30, 2016*	October 1, 2015 Through June 8, 2016
Management add-backs (1)	$10.6	$4.1	$4.8
Change in fair value of contingent consideration obligations	16.2	(11.2)	—
Foreign exchange (gains) losses, net (2)	0.6	1.1	1.5
Management fees (3)	—	—	2.2
Compensation expense related to management equity plan (non-cash)	5.5	1.5	0.7
Gain on sale of Franklin Park	—	2.6	—
Inventory step up	1.0	13.8	—
Transaction and other transaction related costs (4)	1.9	21.3	33.4
Other operating expenses, net	$35.8	$33.2	$42.6

*The fiscal year ended September 30, 2016 includes 114 days of the acquired business’ operating activities as a result of the consummation of the Business Combination on June 9, 2016.

(1)	One-time management adjustments associated with integration, restructuring, transformational activities and asset impairments

(2)
Includes the impact of net realized and unrealized foreign exchange gains and losses related to transactions in currencies other than the functional currency of the respective legal entity for the purpose of evaluating the Company's performance and facilitating more meaningful comparisons of performance to other fiscal periods

(3)	Management, monitoring, consulting, reimbursable fees and leverage fees, per the agreement with TPG Capital, L.P.; In connection with the business combination, this agreement was terminated

(4)	Includes professional and transaction costs related to acquisitions, potential acquisitions and other business combination related items